SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






          Date of Report (Date of earliest event reported) May 13, 2004







                            PENN-AMERICA GROUP, INC.
            (Exact name of registration as specified in this charter)







         Pennsylvania                     0-22316               23-2731409
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)            Number)          Identification No.)



420 S. York Road, Hatboro, Pennsylvania                19040
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600


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Items 1-4 and Items 6-9.  None

Item 5.  Other Events

On May 13, 2004, the Company issued a press release (the "Press Release") which indicated that Martin Sheffield was elected to the Company's Board of Directors, giving the Company a majority of independent directors, as well as declaring it's 37th consecutive dividend.

Item 7.  Financial Statements and Exhibits

EXHIBITS

Press Release dated May 13, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PENN-AMERICA GROUP, INC.



Date:  May 14, 2004
                                         BY:  /s/ Garland P. Pezzuolo
                                         Garland P. Pezzuolo
                                         (Vice President, Secretary and
                                           General Counsel)